Exhibit 99.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002
(subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Environmental Energy Services, Inc., a Delaware corporation (the "Company"), does hereby certify, to the best of his knowledge, that:

     1. The Annual Report on Form 10-KSB for the year ended December 31, 2002 (the "Form 10-KSB") of the Company complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 23, 2003



/s/ A. Leon Blaser,
A. Leon Blaser, Chief Executive Officer


CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002
(subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Environmental Energy Services, Inc., a Delaware corporation (the "Company"), does hereby certify, to the best of his knowledge, that:

     1. The Annual Report on Form 10-KSB for the year ended December 31, 2002 (the "Form 10-KSB") of the Company complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 23, 2003



/s/ Greg Holsted,
Greg Holsted, Chief Financial Officer